UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
February 21, 2007

CAPITAL GOLD CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	0-13078	13-3180530
(state or other juris-	(Commission	(I.R.S. Employer
diction of incorporation)	File Number)	(Identification No.)

76 Beaver Street, New York, NY	10005
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (212) 344-2785

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 - Corporate Governance and Management

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 21, 2007, our Board of Directors increased its number of members, as permitted by our by-laws, from eight to nine members and appointed John Brownlie, our Chief Operating Officer, a director to fill this ninth spot on the Board and to serve in such capacity until his successor is elected. In addition, the eight existing members of our Board were reelected at out Annual Meeting of Stockholders. Please see Section 8 below.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On February 26, 2007, we amended our Certificate of Incorporation to increase the authorized number of shares of our common stock from 200,000,000 shares to 250,000,000 shares. This amendment was approved by our stockholders at the Annual Meeting of Stockholders. Please see Section 8 below.

Section 8 - Other Events

Item 8.01 Other Events.

At our Annual Meeting of Stockholders on February 21, 2007, stockholders approved the following:

1. The following eight persons as directors:

	Votes in Favor	Votes Withheld
Nominees	of Nominee	for Nominee

Gifford A. Dieterle	86,592,223	288,130
Jack V. Everett	84,246,082	2,634,271
Roger A. Newell	86,623,059	257,294
Jeffrey W. Pritchard	86,637,559	242,794
Robert Roningen	84,058,271	2,822,082
Ian A. Shaw	86,269,310	611,043
John Postle	86,668,809	211,544
Mark T. Nesbitt	86,645,309	235,044

2. Ratification of the selection of Wolinetz, Lafazan & Company, P.C., as our independent auditors for the year ending July 31, 2007:

For: 86,570,147	Against: 121,156	Abstain:189,000	Broker Non-Votes: 0

3. Amendment of our Certificate of Incorporation to increase the authorized number of shares of common stock from 200,000,000 shares to 250,000,000 shares:

For: 82,251,675	Against: 4,171,573	Abstain: 457,105	Broker Non-Votes: 0

4. Ratification of the Capital Gold Corporation 2006 Equity Incentive Plan:

For: 57,301,038	Against: 1,644,129	Abstain: 1,582,360	Broker Non-Votes: 26,352,826

5. Ratification and approval of the issuance of certain outstanding options that require stockholder approval pursuant to the rules of the Toronto Stock Exchange:

For: 57,767,553	Against: 1,443,285	Abstain: 1,316,689	Broker Non-Votes: 26,352,826

The proposal to amend our certificate of incorporation in authorize 1,000,000 shares of preferred stock did not pass. It received the following votes:

For: 39,669,664	Against: 19,124,679	Abstain: 1,733,134	Broker Non-Votes: 26,352,826

Total shares voted at the meeting: 86,880,353 out of 134,085,854 eligible to vote.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAPITAL GOLD CORPORATION

February 26, 2007	By:	s/Christopher M. Chipman
Christopher M. Chipman, Chief Financial Officer